Exhibit 10.2

AMENDMENT NO. 5

Dated as of November 7, 2005

to

5-YEAR CREDIT AGREEMENT

Dated as of December 17, 2004

THIS AMENDMENT NO. 5 (this "Amendment") is made as of November 7, 2005 by and among Inergy, L.P. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), under that certain 5-Year Credit Agreement dated as of December 17, 2004 by and among the Borrower, the Lenders, the Co-Syndication Agents party thereto, the Co-Documentation Agents party thereto and the Administrative Agent (as amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

Amendments to Credit Agreement. Effective as of the date first written above (the "Effective Date") but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

The definitions of Applicable Rate and Maturity Date are hereby amended and restated to read as follows:

"Applicable Rate" means, for any day, with respect to any ABR Loan or Eurodollar Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee", as the case may be, based upon the Total Leverage Ratio as reflected in the then most recently delivered Financials:

Pricing Level:	Total Leverage Ratio:	Commitment Fee:	ABR Spread:	Eurodollar Spread:
Level I	<3.0x	0.3000%	0.000%	1.250%
Level II	>3.0x but <3.5x	0.300%	0.000%	1.500%
Level III	>3.5x but <4.0x	0.375%	0.250%	1.750%
Level IV	>4.0x but <4.25x	0.375%	0.500%	2.000%
Level V	>4.25x	0.500%	0.750%	2.250%

For purposes of the foregoing,

(i) if at any time the Borrower fails to deliver the Financials required under Section 5.01(a) or 5.01(b) on or before the date such Financials are due, Pricing Level V shall be deemed applicable for the period commencing five (5) Business Days after such required date of delivery and ending on the date which is five (5) Business Days after such Financials are actually delivered, after which the Pricing Level shall be determined in accordance with the table above as applicable;

(ii) adjustments, if any, to the Pricing Level then in effect shall be effective five (5) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Pricing Level shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and

(iii) each determination of the Applicable Rate made by the Administrative Agent in accordance with the foregoing shall, if reasonably determined, be conclusive and binding on the Borrower and each Lender.

"Maturity Date" means November 10, 2010.

Section 2.06(b) is hereby amended to delete the reference to "$30,000,000" appearing therein and to substitute "$75,000,000" in lieu thereof.

Section 2.11(b)(ii) is hereby amended to delete the reference to "5,000,000" appearing therein and to substitute "$10,000,000" in lieu thereof.

The second clause (a)(v) of Section 5.08 is hereby amended to be renumbered as clause (vi) and to delete the reference to "$25,000,000" appearing therein and to substitute "$75,000,000" in lieu thereof.

Section 6.12(a) of the Credit Agreement is hereby amended and restated to read as follows:

(a) Maximum Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio, determined as of the end of each of its fiscal quarters for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, to be greater than the Required Ratio. As used herein, "Required Ratio" means 5.25 to 1.0 for any period of two consecutive fiscal quarters immediately following an Acquisition with a purchase price in excess of $100,000,000 and 4.75 to 1.0 at all other times.

Section 6.12(b) of the Credit Agreement is hereby amended and restated to read as follows:

"(b) Intentionally Omitted."

Section 9.02(b) of the Credit Agreement is amended by adding the following sentence at the end thereof:

"Notwithstanding the foregoing (including without limitation clause (v) of this Section 9.02(b)), this Agreement and any other Credit Document may be amended (or amended and restated) with the written consent of the Required Lenders, Lenders providing one or more additional credit facilities, the Administrative Agent, the Borrower and each other relevant Credit Party (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "Incremental Credits") to share ratably in the benefits of this Agreement and the other Credit Documents with the Revolving Loans and other extensions of credit hereunder and the accrued interest and fees in respect thereof, (y) to include reasonably appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and (z) to make such other technical amendments as are reasonably deemed appropriate by the Administrative Agent and the Borrower in connection with the foregoing."

Schedule 2.01 to the Credit Agreement is amended and restated in its entirety to read as set forth on Annex I hereto.

Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, each Lender and the Administrative Agent, (ii) for the account of (A) each existing Lender which is increasing its Commitment and each new Lender (if any) entering into the Credit Agreement, in each case pursuant to an Assignment and Assumption in connection with this Amendment, an amendment fee in an amount equal to 0.25% of the amount of the increase in each such existing Lender's Commitment and, in the case of each such new Lender, 0.25% of the amount of such new Lender's Commitment and (B) each existing Lender, an amendment fee in an amount equal to 0.125% of such Lender's Commitment prior to giving effect to any increase thereto in connection with this Amendment, (iii) such other instruments and documents as are reasonably requested by the Administrative Agent, (iv) an opinion letter of Stinson Morrison Hecker LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, and in form and substance reasonably acceptable to the Administrative Agent, addressing matters relating to this Amendment, (v) a certificate of the secretary or assistant secretary of the Borrower, in form and substance reasonably acceptable to the Administrative Agent, certifying the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution, performance and delivery of this Amendment and of the Credit Agreement as amended hereby; and (vi) payment and reimbursement of the Administrative Agent's fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment.

Representations and Warranties and Covenants of the Borrower. The Borrower hereby represents and warrants as follows:

This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Article III of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

Reference to and Effect on the Credit Agreement.

Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

Except as provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York, but giving effect to federal laws applicable to national banks.

Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

INERGY, L.P., as the Borrower By: Inergy GP, LLC, its managing general partner

By
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent

By:_________________________________
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:_________________________________
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:_________________________________
Name:
Title:

FLEET NATIONAL BANK, as a Lender

By:_________________________________
Name:
Title:

BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as a Lender

By:_________________________________
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:_________________________________
Name:
Title:

ALLIED IRISH BANK, P.L.C., as a Lender

By:_________________________________
Name:
Title:

By:_________________________________
Name:
Title:

RAYMOND JAMES BANK, FSB, as a Lender

By:_________________________________
Name:
Title:

SOCIETE GENERALE, as a Lender

By:_________________________________
Name:
Title:

UFJ BANK LIMITED, as a Lender

By:_________________________________
Name:
Title:

WELLS FARGO BANK, NA, as a Lender

By:_________________________________
Name:
Title:

U.S. BANK, N.A., as a Lender

By:_________________________________
Name:
Title:

BANK MIDWEST, N.A., as a Lender

By:_________________________________
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:_________________________________
Name:
Title:

FIRST NATIONAL BANK OF KANSAS, as a Lender

By:_________________________________
Name:
Title:

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 5 to the 5-Year Credit Agreement dated as of December 17, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Inergy, L.P. (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacity as contractual representative (the "Administrative Agent"), which Amendment No. 5 is dated as of November 7, 2005 (the "Amendment"). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty, the Pledge and Security Agreement and any other Credit Document executed by it and acknowledges and agrees that such agreement and each and every such Credit Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: November 7, 2005
INERGY PROPANE, LLC By: _________________________ Name: Title:	L & L TRANSPORTATION By: _________________________ Name: Title:
INERGY TRANSPORTATION, LLC By: _________________________ Name: Title:	INERGY SALES & SERVICE, INC. By: _________________________ Name: Title:
INERGY FINANCE CORP. By: _________________________ Name: Title:	INERGY ACQUISITION COMPANY, LLC By: _________________________ Name: Title:
STELLAR PROPANE SERVICE, LLC By: _________________________ Name: Title:
INERGY STORAGE, INC. By: _________________________ Name: Title:	INERGY STAGECOACH II, LLC By: _________________________ Name: Title:
CENTRAL NEW YORK OIL AND GAS COMPANY, L.L.C. By: _________________________ Name: Title:	INERGY GAS MARKETING, LLC By: _________________________ Name: Title:

SCHEDULE 2.01

COMMITMENTS

LENDER	ACQUISITION COMMITMENT	WORKING CAPITAL COMMITMENT	AGGREGATE COMMITMENT

JPMORGAN CHASE BANK, N.A.	$34,588,235.29	$7,411,764.71	$42,000,000.00

LEHMAN COMMERCIAL PAPER INC.	$20,588,235.29	$4,411,764.71	$25,000,000.00

WACHOVIA BANK, NATIONAL ASSOCIATION	$34,588,235.29	$7,411,764.71	$42,000,000.00

BANK OF AMERICA, N.A.	$34,588,235.29	$7,411,764.71	$42,000,000.00

BANK OF OKLAHOMA, NATIONAL ASSOCIATION	$31,294,117.65	$6,705,882.35	$38,000,000.00

LASALLE BANK NATIONAL ASSOCIATION	$23,470,588.24	$5,029,411.76	$28,500,000.00

ALLIED IRISH BANK, P.L.C.	$16,470,588.24	$3,529,411.76	$20,000,000.00

FIRST NATIONAL BANK OF KANSAS	$16,470,588.24	$3,529,411.76	$20,000,000.00

RAYMOND JAMES BANK, FSB	$8,647,058.82	$1,852,941.18	$10,500,000.00

SOCIETE GENERALE	$25,529,411.76	$5,470,588.24	$31,000,000.00

UFJ BANK LIMITED	$24,705,882.35	$5,294,117.65	$30,000,000.00

WELLS FARGO BANK, NA	$24,705,882.35	$5,294,117.65	$30,000,000.00

U.S. BANK, N.A.	$16,470,588.24	$3,529,411.76	$20,000,000.00

BANK MIDWEST, N.A.	$21,411,764.71	$4,588,235.29	$26,000,000.00

UNION BANK OF CALIFORNIA, N.A.	$16,470,588.24	$3,529,411.76	$20,000,000.00

TOTAL	$350,000,000.00	$75,000,000.00	$425,000.000